Exhibit 99

News
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PPG provides updates on impact of natural disasters and third quarter 2017 financial guidance

PITTSBURGH, September 25, 2017 - PPG (NYSE:PPG) today provided an update on the impact of the recent natural disasters. Additionally, the company provided third quarter financial guidance.

“We have all witnessed the devastation caused by the recent hurricanes that originated in the Atlantic Ocean and the earthquakes that occurred in Mexico. Our thoughts remain with those who are affected and working to rebuild their lives and communities,” said Michael McGarry, PPG chairman and CEO. “We have been closely monitoring the impacts on our employees in Texas, Florida and adjacent states, Mexico, Puerto Rico and other parts of the Caribbean. While the property damage in these areas has been severe, we are relieved that all of our employees are safe. We will continue to support our employees and the impacted communities during the recovery and rebuilding efforts, including making contributions to the American Red Cross from the PPG Foundation. We are also matching PPG employee contributions and working directly with those employees who have experienced significant personal property damage or loss. Our employees throughout PPG continue to demonstrate their commitment to helping in times of need.

“PPG has a strong presence in all impacted areas, including more than 100 architectural coatings company-owned stores, approximately 1,600 concessionaire stores in Mexico, various distribution centers, manufacturing facilities and administrative offices,” McGarry added. “In addition, we have many valued customers and suppliers throughout these areas. Some of our properties have sustained damage, and there will be a certain amount of inventory that will not be recoverable. Our teams are working to assess the full range of the damage, and we are working diligently to resume normal operations. More impactful to PPG has been the disruption of our supply chain, as certain key raw materials have been placed on force majeure or allocation and supply routes have been interrupted. This has had a sizable ripple effect on many of our operations throughout the U.S. and Mexico, as we remain committed to supplying our customers,” McGarry said.

“As a result, we anticipate that transitory impacts from these events will affect our third quarter diluted earnings-per-share by $0.05 to $0.10. This includes increased transportation and logistics costs necessary to move raw materials and inventory to avoid PPG customer disruptions; overall higher costs of raw materials in short supply; facility and inventory damage net of any insurance recoveries; and the impact from lower sales in the affected areas. We are still in the process of finalizing the financial impact and will provide more information during our third quarter earnings conference call. We currently expect that net impacts from these events to our fourth quarter financial results will be negligible or very modest,” McGarry said.

McGarry commenting more broadly on business trends for the third quarter said, “Excluding the unfavorable impacts from the hurricanes and the earthquakes, our third quarter volume growth rate is expected to be above 1.5 percent, exceeding our growth rate for the first half 2017. We had previously anticipated some moderation in raw material cost inflation in the third quarter. However, high levels of inflation have persisted driven by the ongoing impacts from supplier outages in Europe and continued mandatory curtailments of raw material production in China. Accordingly, we expect our third quarter inflation rate will now match or possibly exceed the prior sequential quarter, exclusive of the hurricane impacts. We have secured modest, sequential selling price increases for the third and fourth quarters in a number of our businesses, including automotive refinish; automotive original equipment manufacturer (OEM) coatings; architectural coatings in U.S., Canada, Mexico and certain European countries; and protective and marine coatings. We continue to work with customers across all of our businesses and regions on additional pricing to offset the higher raw material costs,” McGarry concluded.

The company announced today that including the effects from the hurricanes and recent business trends, third quarter diluted earnings-per-share from continuing operations are expected to be in the range of $1.48 to $1.55. PPG’s teleconference to discuss detailed third quarter 2017 financial results is scheduled for Thursday, October 19, 2017.

PPG: WE PROTECT AND BEAUTIFY THE WORLD™
At PPG (NYSE:PPG), we work every day to develop and deliver the paints, coatings and materials that our customers have trusted for more than 130 years. Through dedication and creativity, we solve our customers’ biggest challenges, collaborating closely to find the right path forward. With headquarters in Pittsburgh, we operate and innovate in more than 70 countries and reported net sales of $14.3 billion in 2016. We serve customers in construction, consumer products, industrial and transportation markets and aftermarkets. To learn more, visit www.ppg.com.

Forward-Looking Statements
Statements contained herein relating to matters that are not historical facts are forward-looking statements reflecting PPG’s current view with respect to future events and financial performance. These matters within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, involve risks and uncertainties that may affect PPG Industries’ operations, as discussed in the company’s filings with the Securities and Exchange Commission pursuant to Sections 13(a), 13(c) or 15(d) of the Exchange Act, and the rules and regulations promulgated thereunder. Accordingly, many factors could cause actual results to differ materially from the forward-looking statements contained herein. Such factors include the ongoing impacts of the natural disasters described herein and their length and severity, any currently unanticipated future impacts from the natural disasters, global economic conditions, increasing price and product competition by foreign and domestic competitors, fluctuations in cost and availability of raw materials, the ability to maintain favorable supplier relationships and arrangements, the timing of realization of anticipated cost savings from restructuring initiatives, difficulties in integrating acquired businesses and achieving expected synergies therefrom, economic and political conditions in international markets, the ability to penetrate existing, developing and emerging foreign and domestic markets, foreign exchange rates and fluctuations in such rates, fluctuations in tax rates, the impact of future legislation, the impact of environmental regulations, unexpected business disruptions, and the unpredictability of existing and possible future litigation, including asbestos litigation. However, it is not possible to predict or identify all such factors. Consequently, while the list of factors presented here and in PPG Industries’ 2016 Form 10-K are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results compared with those anticipated in the forward-looking statements could include, among other things, lower sales or earnings, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on PPG Industries’ consolidated financial condition, results of operations or liquidity. All information in this release speaks only as of September 20, 2017, and any distribution of this release after that date is not intended and will not be construed as updating or confirming such information. PPG Industries undertakes no obligation to update any forward-looking statement, except as otherwise required by applicable law.